Exhibit 10.1

FOURTH AMENDMENT TO THE

PERCEPTRON, INC.

FIRST AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN

Pursuant to the amendment provisions in Section 10.7 of the Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan (“Plan”) and the approval of the Board of Directors of Perceptron, Inc. (“Company”), the Plan is hereby amended as set forth below:

1.          The following Section 9.2 (c) shall be added to the Plan, effective immediately,:

(c) No Change in Control shall be deemed to have occurred or otherwise trigger the provisions of this Section 9.2 or any provision in a Participant’s Agreement until the consummation of the transaction or acquisition of securities of the Corporation resulting in such Change in Control.

THIS FOURTH AMENDMENT is hereby adopted as of September 25, 2017.

PERCEPTRON, INC.

By:	/s/ David L. Watza
David L. Watza,
President, Chief Executive Officer
and Chief Financial Officer

BOARD OF DIRECTORS APPROVAL: September 25, 2017

SHAREHOLDER APPROVAL: Not required